Exhibit 21

List of Subsidiaries

Unless otherwise noted, a subsidiary is a company in which Xerox Holdings Corporation or a direct or indirect subsidiary of Xerox Holdings Corporation, or Xerox Corporation or a direct or indirect subsidiary of Xerox Corporation, as the case may be, holds 50% or more of the voting stock. The names of other subsidiaries have been omitted as they would not, if considered in the aggregate as a single subsidiary, constitute a significant subsidiary:

Name of Subsidiary	Jurisdiction of Incorporation or Organization
Xerox Holdings Corporation	New York
Sunshine Subsidiary Corp.	Delaware
XHC Acquisition Corp.	Delaware
Xerox Ventures LLC	Delaware
Xerox Ventures Fund I LLC	Delaware
Xerox Corporation	New York
Alloy Acquisition Corp. LLC	Delaware
CareAR Holdings LLC	Delaware
CareAR, Inc.	Delaware
MagicLens, Inc.	Delaware
DocuShare LLC	Delaware
XMPie, Inc.	Delaware
XMPie, Ltd.	Israel
Eloque Investor LLC	Delaware
Metawave Corporation	Delaware
Thin Films Electronics ASA	Norway
Xerox Business Solutions, LLC	Delaware
Chicago Office Technology Group, Inc.	Illinois
ImageQuest, Inc.	Kansas
ComDoc, Inc.	Ohio
Saxon Business Systems, Inc.	Florida
FITTLE LLC	Delaware
Gyricon, LLC	Delaware
Xerox IT Solutions, Inc.	Delaware
Xerox IT Solutions LLC	Illinois
Institute for Research on Learning	Delaware
NewField Information Technology, LLC	Pennsylvania
Pacific Services and Development Corporation	Delaware
Powerland Computers Ltd.	Canada
The Xerox Foundation	Delaware
Xerox DNHC LLC	Delaware
Xerox Equipment Limited	Bermuda
Xerox Financial Services LLC	Delaware
XFS Secured Borrowing 2020-1 LLC	Delaware
Xerox Financial Services Holdings LLC	Delaware
Xerox Financial Services International Limited	United Kingdom
Xerox Financial Services Canada Holdings Limited	United Kingdom
Xerox Foreign Sales Corporation	Barbados
Xerox Healthcare LLC	Delaware
Xerox Holdings, Inc.	Delaware
Talegen Holdings, Inc.	Delaware
Xerox Investments Europe B.V.	Netherlands

Xerox Trading Company	Saudi Arabia
Xerox Equipment UK Limited (Dormant)*	United Kingdom
Xerox Holdings (Ireland) Limited	Ireland
Xerox (Europe) Limited	Ireland
Xerox XF Holdings (Ireland) DAC	Ireland
Xerox Israel Ltd.	Israel
Xerox Middle East Investments (Bermuda) Limited	Bermuda
Reprographics Egypt Limited (Dormant)*	Egypt
Xerox Egypt S.A.E.	Egypt
Xerox Finance Leasing S.A.E.	Egypt
Xerox Maroc S.A.(under liquidation)	Morocco
Xerox Products UK Limited	United Kingdom
Xerox UK Holdings Limited	United Kingdom
Triton Business Finance Limited (Dormant)*	United Kingdom
Xerox Trading Enterprises Limited (Dormant)*	United Kingdom
Xerox Overseas Holdings Limited	United Kingdom
Xerox Business Equipment Limited (Dormant)*	United Kingdom
Xerox Computer Services Limited (Dormant)*	United Kingdom
Xerox Mailing Systems Limited (Dormant)*	United Kingdom
Xerox Limited	United Kingdom
Continua Limited	United Kingdom
Continua Sanctum Limited	United Kingdom
The Xerox (UK) Trust	United Kingdom
Xerox AS	Norway
Xerox Austria GmbH	Austria
Xerox Leasing GmbH	Austria
Xerox Business Services Bulgaria EOOD	Bulgaria
Xerox Canada Inc.	Ontario
Xerox Canada Ltd.	Canada
2409835 Alberta ULC	Canada
Xerox Canada I Limited Partnership	Canada
Xerox Business Solutions Canada ULC	Canada
LaserNetworks Inc.	Canada
Xerox Financial Services Canada ULC	Canada
Xerox Financial Services Finland Oy	Finland
Xerox Italia Rental Services Srl	Italy
Xerox Finance Limited	United Kingdom
Xerox Financial Services Danmark A/S	Denmark
Xerox Financial Services B.V.	Netherlands
Veenman Financial Services B.V.	Netherlands
Xerox Financial Services Sverige AB	Sweden
Xerox Financial Services Belux BV	Belgium
Xerox Renting SLU	Spain
CREDITEX—Aluguer de Equipamentos Lda.	Portugal
Xerox Finance GmbH	Switzerland
Xerox Capital (Europe) Limited	United Kingdom
Xerox IBS NI Limited	Northern Ireland
Xerox IBS Limited	Republic of Ireland
Xerox (Ireland) Limited	Ireland
Xerox AG	Switzerland
Xerox A/S	Denmark
Xerox Manufacturing (Nederland) B.V.	Netherlands
Xerox (Nederland) BV	Netherlands
Xerox Sverige AB	Sweden
Xerox (UK) Limited	United Kingdom
Go Inspire Group Limited	United Kingdom

GI Insight Limited (Dormant)*	United Kingdom
GI Red Limited (Dormant)*	United Kingdom
GI Solutions Holdings Limited (Dormant)*	United Kingdom
GI Solutions Group Limited	United Kingdom
GI Solutions Limited (Dormant)*	United Kingdom
Eclipse Web Limited (Dormant)*	United Kingdom
Eclipse (Kettering) Limited (Dormant)*	United Kingdom
Eclipse Colour Print Limited	United Kingdom
4DMI Limited (Dormant)*	United Kingdom
4DM Holdings Limited (Dormant)*	United Kingdom
4DM Group Limited (Dormant)*	United Kingdom
D L Marketing (Direct Link) Limited	United Kingdom
Eclipse 4DM Limited (Dormant)*	United Kingdom
Go Inspire Limited (Dormant)*	United Kingdom
Altodigital Networks Limited	United Kingdom
Platinum Digital Print Solutions Limited (Dormant)*	United Kingdom
Arena Group Holdings Limited	United Kingdom
Advanced Group Holdings Limited	United Kingdom
Advanced Business Equipment Limited	United Kingdom
Acorn Business Machines (Holmfirth) Ltd (Dormant)*	United Kingdom
Arena Group Limited	United Kingdom
Concept Group Limited	United Kingdom
Copytrend Limited (Dormant)*	United Kingdom
Docucentric Holdings Limited (Dormant)*	United Kingdom
Business Systems (North Wales) Limited (Dormant)*	United Kingdom
B 2 Business Systems Limited	United Kingdom
Fovia (Innovation) Limited (Dormant)*	United Kingdom
ITEC Connect Limited	United Kingdom
Citrus Digital Limited (Dormant)*	United Kingdom
Copyrite Business Solutions (Holdings) Limited (Dormant)*	United Kingdom
Criterion IT Ltd. (Dormant)*	United Kingdom
Copyrite Business Solutions Limited (Dormant)*	United Kingdom
A B S Digital Limited (Dormant)*	United Kingdom
Osprey Business Systems Limited (Dormant)*	United Kingdom
Quilver Business Services Limited (Dormant)*	United Kingdom
Mail A Doc Limited	United Kingdom
Reflex Digital Solutions (UK) Ltd (Dormant)*	United Kingdom
Stem Networks Limited (Dormant)*	United Kingdom
Back2Business Limited (Dormant)*	United Kingdom
Time Business Systems Limited (Dormant)*	United Kingdom
Una-Stem Limited (Dormant)*	United Kingdom
M & S Reprographics Limited (Dormant)*	United Kingdom
Mitral Systems Limited (Dormant)*	United Kingdom
Bessemer Trust Limited (Dormant)*	United Kingdom
Text Comm Limited (in receivership)	United Kingdom
Xerox Distributor Operations Limited (Dormant)*	United Kingdom
Xerox Czech Republic s r.o.	Czech Republic
Xerox Espana, S.A.U.	Spain
Xerox Exports Limited (Dormant)*	United Kingdom
Xerox Financial Services Norway AS	Norway
Xerox Hellas S.A.	Greece
Xerox Holding Deutschland GmbH	Germany
Xerox GmbH	Germany
Xerox Dienstleistungsgesellschaft GmbH	Germany
Xerox Leasing Deutschland GmbH	Germany
Xerox India Limited	India

Xerox Kazakhstan Limited Liability Partnership	Kazakhstan
Xerox N.V.	Belgium
Xerox Luxembourg SA	Luxembourg
Xerox Oy	Finland
Xerox Pensions Limited (Dormant)*	United Kingdom
Xerox Polska Sp. z o. o	Poland
Xerox Portugal Equipamentos de Escritorio, Limitada	Portugal
Xerox Professional Services Limited	United Kingdom
Xerox (Romania) Echipamente si Servicii S.A.	Romania
Xerox S.A.S.	France
Xerox Financial Services SAS	France
Xerox Technology Services SAS	France
Xerox Comércio e Indústria Ltda	Brazil
Xerox Shared Services Romania SRL	Romania
Xerox S.p.A.	Italy
Xerox (Ukraine) Ltd LLC	Ukraine
Xerox XHB Limited (Dormant)*	United Kingdom
Xerox XIB Limited	United Kingdom
XRO Limited (Dormant)*	United Kingdom
Nemo (AKS) Limited (Dormant)*	United Kingdom
XRI Limited (Dormant)*	United Kingdom
RRXH Limited (Dormant)*	United Kingdom
RRXO Limited (Dormant)*	United Kingdom
RRXIL Limited (Dormant)*	United Kingdom
Veenman B.V.	Netherlands
Xerox Latinamerican Holdings, Inc.	Delaware
Xerox Mexicana, S.A. de C.V.	Mexico
Xerox Overseas, Inc.	Delaware
XC Asia LLC	Delaware
Xerox Foreign Holdings LLC	Delaware
Xerox Canada N.S. ULC	Canada
Xerox Servicios Compartidos Guatemala y Compañía Limitada	Guatemala
XC Global Trading B.V.	Netherlands
XC Trading Singapore Pte. Ltd.	Singapore
Xerox Technology Services India LLP	India
XC Trading Hong Kong Limited	Hong Kong
XC Trading Japan G.K.	Japan
XC Trading Malaysia Sdn. Bhd.	Malaysia
XC Trading Shenzhen Co., Ltd.	China
Xerox Realty Corporation	Delaware
Xerox Trinidad Limited	Trinidad & Tobago
XESystems Foreign Sales Corporation	Barbados
Apex HK Holdings Limited	Hong Kong
Apex KM Technology Limited	Cayman Islands
Apex Swiss Holdings Sàrl	Switzerland
Apex Tech Swiss Sàrl	Switzerland
Aquamer Medical Corp.	Delaware
CEEMARK—CS Limited	Jersey
CEEMARK Limited	Jersey
Ensurge Micropower ASA	Norway
Euro Burotic S.A.	Belgium
Kushner Locke, LLC	California
Lexington Care, LLC	Delaware
Lexington Tooling Corporation	Delaware
Lexmark (Schweiz) AG	Switzerland
Lexmark Asia Pacific Corporation, Inc.	Delaware

Lexmark Bilgi Islem Urunleri Ticaret Limited Sirketi	Turkey
Lexmark Canada Inc.	Canada
Lexmark Danmark Filial af Lexmark Nordic LLC	Denmark
Lexmark Deutschland GmbH	Germany
Lexmark España S.L.	Spain
Lexmark Espana, LLC	Delaware
Lexmark Europe Holding Company II, LLC	Delaware
Lexmark Europe Technology Sàrl	Switzerland
Lexmark Europe Trading Corporation, Inc.	Delaware
Lexmark Financial Services, LLC	Delaware
Lexmark Finland, Lexmark Nordic, LLC:n sivuliike Suomessa	Finland
Lexmark Group Company Limited	Hong Kong
Lexmark Handelsgesellschaft m.b.H.	Austria
Lexmark Holdings Company Limited	Hong Kong
Lexmark Information Technology (China) Co. Ltd.	China
Lexmark Internacional, S.A. de C.V.	Mexico
Lexmark International (ASIA) SARL	Switzerland
Lexmark International (Australia) Pty Ltd	Australia
Lexmark International (China) Limited	Hong Kong
Lexmark International (India) Private Limited	India
Lexmark International (Malaysia) Sdn. Bhd.	Malaysia
Lexmark International (Singapore) Pte Ltd	Singapore
Lexmark International (Thailand) Co., Ltd.	Thailand
Lexmark International Czech s.r.o.	Czechia
Lexmark International de Argentina, Inc.	Delaware
Lexmark International de Chile Limitada	Chile
Lexmark International de Mexico, S. de R.L. de C.V.	Mexico
Lexmark International de Peru S.R.L.	Peru
Lexmark International de Uruguay S.A.	Uruguay
Lexmark International do Brasil Ltda.	Brazil
Lexmark International Financial Services Designated Activity Company	Ireland
Lexmark International Holdings I Sàrl	Switzerland
Lexmark International Holdings II Sàrl	Switzerland
Lexmark International II, LLC	Delaware
Lexmark International K.K.	Japan
Lexmark International Ltd	United Kingdom
Lexmark International Middle East FZ LLC	United Arab
Lexmark International N.V.	Belgium
Lexmark International Netherlands B.V.	Netherlands
Lexmark International Polska Sp. z o.o.	Poland
Lexmark International Puerto Rico	Puerto Rico
Lexmark International S.A.S.	France
Lexmark International S.r.l.	Italy
Lexmark International Serviços de Assistência e Marketing, Unipessoal, Lda.	Portugal
Lexmark International Slovakia s.r.o.	Slovakia
Lexmark International South Africa (PTY) Ltd	South Africa
Lexmark International Technology Hungária Kft.	Hungary
Lexmark International Technology II Sàrl	Switzerland
Lexmark International Technology Romania Srl	Romania
Lexmark International Technology Sàrl	Switzerland
Lexmark International Trading Corp.	Delaware
Lexmark International, Inc.	Delaware
Lexmark Magyarország Kft.	Hungary
Lexmark Mexico Holding Company, Inc.	Delaware

Lexmark Nordic, LLC	Delaware
Lexmark Norge NUF (filial av utenlandsk foretak)	Norway
Lexmark Receivables, LLC	Delaware
Lexmark Research & Development Corporation	Philippines
Lexmark S.A. Korea, Ltd.	Korea, Republic of
Lexmark Ventures, LLC	Delaware
Ontario Midland Railroad Corp.	New York
Opto Generic Devices, Inc.	New York
Pacesetter/MVHC, Inc.	Texas
Solution Services Europe GmbH (Dormant)*	Germany
Xerox Middle East and North Africa Regional Headquarters LLC	Saudi Arabia
American Photocopy Equipment Company of Pittsburgh, LLC	United States of America
Argentina Branch Lexmark International de Argentina, Inc.	United States of America
Arizona Office Technologies, Inc.	United States of America
Arvalstu komersanta Xerox Limited parstavnieciba	Latvia
Australia Branch	New Zealand
Beijing Branch of Lexmark	China
Bessemer Insurance Limited	Bermuda
Boise Office Equipment, Inc.	United States of America
Capital Office Solutions, LLC	United States of America
Carolina Office Systems, Inc.	United States of America
Carr Business Systems, Inc.	United States of America
Ceemark CS Slovakia SRO	Slovakia
Chengdu Branch - SZ (S&M)	China
Competitive Computing, Inc.	United States of America
Connecticut Business Systems, LLC	United States of America
Conway Technology Group, LLC	United States of America
CTX Business Solutions, Inc.	United States of America
Dahill Office Technology Corporation	United States of America
Eastern Managed Print Network, LLC	United States of America
Ecuador Branch of Lexmark	Ecuador
Elan Marketing, Inc.	United States of America
Electronic Systems, Inc.	United States of America
EURL Lexmark Intl Algerie	Algeria
FITTLE Canada Financial Services ULC	Canada
GDP Technologies, Inc.	United States of America
G-Five, Inc.	United States of America
Global PR Corporation	United States of America
Guangzhou Branch - SZ (S&M)	China
Heritage Business Systems, Inc.	United States of America
Inland Business Machines, Inc.	United States of America
Integrity One Technologies, Inc.	United States of America
Intradyn, Inc.	United States of America
Lewan & Associates, Inc.	United States of America
Lexmark Information Tech. (China) Co., Ltd. SHENZEN Branch	China
Lexmark International Trading Corporation - Sucursal Colombia	Colombia
Lexmark Intl Tech S.A.	China
Lexmark Intl, Thailand Co., Ltd	Thailand
Lexmark Ptr SZ Co Ltd PRC	China
Lexmark Sverige	Sweden
LRI, LLC	United States of America
Luxembourg Branch	Luxembourg
Lxk Int’l SG Phil Rep Off	Philippines
MCP of California II, Inc.	United States of America
Merizon Group Incorporated	United States of America
Michigan Office Solutions, Inc.	United States of America
Minnesota Office Technology Group, Inc.	United States of America
Mr. Copy, Inc.	United States of America
MRC Smart Technology Solutions, Inc.	United States of America
MT Business Holdings, Inc.	United States of America
MT Business Technologies, Inc.	United States of America
MWB Copy Products, Inc.	United States of America
Northeast Office Systems, LLC	United States of America
Norway Branch of Lexmark	Norway
Palo Alto Research Center Incorporated	United States of America
Precision Copier Service, Inc.	United States of America
Quality Business Systems, Inc.	United States of America
R.K. Fixon Company	United States of America
Rabbit Copiers, Inc.	United States of America
Representative Office of Xerox Limited	Kazakhstan
Shanghai Branch - SZ(S&M)	China
SoCal Office Technologies, Inc.	United States of America
Stewart Business Systems, LLC	United States of America
Stewart of Alabama, Inc.	United States of America
Sweden Branch of Lexmark	Sweden
Taiwan Branch	Taiwan
XC Global Trading B.V. Singapore Branch	Singapore
Xerox (Europe) Limited – Sucursal	Portugal
Xerox Bulgaria EOOD	Bulgaria
Xerox Business Solutions Northeast, Inc.	United States of America
Xerox Business Solutions Southeast, LLC	United States of America
Xerox Emirates Limited Liability Company	UAE
Xerox Limited Branch Office	UAE
Zeno Office Solutions, Inc.	United States of America
Zoom Imaging Solutions, Inc.	United States of America